SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
( )  Definitive Proxy Statement
(X)  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                INTERCARDIA, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                                INTERCARDIA, INC.

                     THIS PROXY IS SOLICITED BY MANAGEMENT
                                     PROXY

The undersigned, a stockholder of Intercardia, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Clayton I. Duncan and Richard W. Reichow, or either of them, attorneys and proxies with full power of substitution to act and vote all shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the North Carolina Biotechnology Center, 15 Alexander Drive, Research Triangle Park, North Carolina on March 11, 1999 commencing at 9:00 a.m., Eastern Time, and any adjournment(s) thereof (the "Meeting"). The undersigned hereby directs this proxy to be voted as follows:

                   (Continued and to be signed on other side)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                               INTERCARDIA, INC.

                                 MARCH 11, 1999


         (arrow) Please Detach and Mail in the Envelope Provided (arrow)


A [X] PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE.


                                       FOR ALL NOMINEES       WITHHOLD AUTHORITY
                                       LISTED AT RIGHT          TO VOTE FOR ALL
                                       (except as marked to     NOMINEES LISTED
                                       the contrary below)         AT RIGHT

1. The election of five directors.           [ ]                     [ ]

NOMINEES:
     Clayton I. Duncan
     Glenn L. Cooper, M.D.
     Joseph J. Ruvane, Jr.
     David B. Sharrock
     Edgar H. Schollmaier

INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name listed at right.

2. The approval of an amendment to the 1995 Employee Stock Purchase Plan to among increase the number of shares of Common Stock reserved for issuance thereunder from 100,000 to 200,000 shares, as described in the accompanying Proxy Statement.

                      FOR       AGAINST        ABSTAIN

                      [ ]         [ ]            [ ]

3. The ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company for the fiscal year ending September 30, 1999.

                      [ ]         [ ]            [ ]

THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, THIS PROXY WILL BE VOTED FOR PROPOSALS 1-3, WITH DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY BE BROUGHT BEFORE THE MEETING. ANY PROXY HERETOFORE GIVEN BY THE UNDERSIGNED FOR THE MEETING IS HEREBY REVOKED AND DECLARED NULL AND VOID AND WITHOUT ANY EFFECT WHATSOEVER.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU CAN VOTE EITHER IN PERSON OR BY YOUR PROXY.


                 (SEAL)
-----------------      ------------------------------------
Signature              Print name and title, if appropriate

                 (SEAL)                                     DATED:        , 1999
-----------------      ------------------------------------       --------
Signature              Print name and title, if appropriate

NOTE: (Please sign exactly as name appears on certificate(s))